Exhibit 99.1

Mangoceuticals Advances Antiviral Research on its Patented Respiratory Illness Prevention Technology With New Study Targeting Avian Flu in Poultry Using a Non-Invasive, Non-Pharmaceutical Water-Based Solution

Dallas, Texas, February 12, 2025 – Mangoceuticals, Inc. (NASDAQ: MGRX) (“Mangoceuticals” or the “Company”), a company focused on developing, marketing, and selling a variety of innovative health solutions today announced that it is advancing its research into respiratory illness prevention technologies by focusing on finding a practical, everyday solution to combat avian influenza viruses (H5N1), specifically within the poultry industry.

The Company has engaged Vipragen Biosciences, an AAALAC-accredited preclinical Contract Research Organization (CRO) based in Mysuru, India (“Vipragen”), to conduct independent efficacy studies aimed at developing an antiviral solution for respiratory illnesses in humans. These studies are based on the Company’s acquisition of patented respiratory illness prevention technology from IntraMont Technologies, Inc. (“IntraMont”). Phase I animal studies have already demonstrated significant efficacy in reducing lung viral load, and the compounds are now advancing into Phase II animal studies.

Mangoceuticals is leveraging this same technology to assess the feasibility of a drinking water-based application for poultry. The study is planned to focus on testing the efficacy of this solution when administered through drinking water and evaluating any necessary modifications to optimize its effectiveness in preventing avian flu infections among poultry populations.

Unlike traditional approaches that rely on synthetic vaccines or pharmaceutical treatments, Mangoceuticals’ antiviral technology leverages Generally Recognized as Safe (GRAS) ingredients added to poultry drinking water. This method, we believe, may offer a simple, compliant, and non-pharmaceutical way to strengthen immune defenses in poultry. Following the Phase I animal studies, which concluded in late December, and pending promising results from the ongoing Phase II studies, though no assurances can be made, the Company believes this solution has the potential to be an effective tool in reducing the spread of H5N1 avian flu.

The ongoing avian flu outbreak has inflicted catastrophic losses on the poultry industry, leading to the culling of more than 148 million birds in the United States alone since 2022. These aggressive containment measures have crippled egg and poultry production, disrupted global supply chains, and sent consumer prices soaring. As of December 2024, the national average price of eggs hit $4.15 per dozen, with forecasts predicting an additional 20% increase in 2025.

In addition to direct losses from outbreaks, farms are extending significant amounts of resources on biosecurity measures and disease prevention strategies to protect flocks. Despite these costly efforts, avian flu remains a persistent threat, requiring a more effective and cost-efficient approach. Mangoceuticals’ water-based antiviral technology aims to significantly reduce these expenses by hopefully providing a proactive, scalable, and easily deployable solution to help prevent infections before they spread.

“The rise in global avian flu outbreaks is not just an agricultural issue, it’s a potential global health crisis,” said Jacob Cohen, Founder and CEO of Mangoceuticals, who continued, “Our initial animal study research has indicated and already demonstrated significant efficacy in reducing viral loads in respiratory illnesses, and now we’re taking the next step to evaluate how this same technology may be applied through poultry drinking water as a preventive measure. We believe that if proven effective in studies, this could be a simple, everyday solution that fits seamlessly into existing poultry farming practices while reducing the financial strain on farmers.”

With the global poultry market projected to reach $375.41 billion by 2030, we believe that Mangoceuticals’ water-based antiviral solution could, if proven successful in further studies, revolutionize disease prevention in livestock and provide poultry farmers with a powerful new tool against avian flu while helping to lower industry-wide costs.

As outbreaks continue to rise, Mangoceuticals remains committed to delivering effective, simple, and scalable solutions that protect livestock, stabilize the food supply, and prevent future pandemics. The Company anticipates sharing final study results upon completion of the study, while ensuring proper intellectual property protections ahead of commercialization.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, relating to, among other things: statements about the ability of our trials to demonstrate safety and efficacy of our product candidates, and other positive results; the risk that initial drug results are not predictive of future results or will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; the Company’s reliance on third parties to conduct its clinical trials; unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; including the risk that final results could differ from interim data released; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from our clinical studies; the progress of our clinical trials; manufacturing difficulties and delays; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes in behavior and spending patterns of purchasers of health care and other of our products and services; changes to applicable laws and regulations, including global health care reforms; and trends toward health care cost containment; the investigation into, outcome of the investigation regarding, and potential lawsuits, claims and actions regarding, a potential stock manipulation scheme relating to the Company’s common stock following the Company’s prior reverse stock split; the outcome of certain outstanding legal matters, claims and allegations, the requirement that the Company spend cash and management’s resources on such matters, even if the Company ultimately prevails in such matters, risks associated with certain counterparties to lawsuits having significantly greater resources than us, settlements we may choose to enter into in the future and the terms thereof, and potential regulatory reviews, inquiries or lawsuits, which are brought about by claims made in private lawsuits; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; our ability to meet the continued listing requirements of Nasdaq; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“ FDA “) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“ FFDCA Act “) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; claims, lawsuits and litigation relating to our intellectual property, including allegations that our intellectual property infringes on the intellectual property of others, costs related to any such claims or lawsuits and resources required to expend in connection therewith; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our products; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter September 30, 2024, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings . All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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